UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 8, 2011

Rockville Financial, Inc.
(Exact name of registrant as specified in its charter)

Connecticut	001-35028	27-3577029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

25 Park Street, Rockville, CT	06066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 291-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events
ITEM 9.01	Financial Statements and Exhibits
SIGNATURES
EX-99.1

ITEM 8.01                      Other Events

On July 14, 2011, Rockville Financial, Inc., the parent company of Rockville Bank (the “Bank’), announced that the Bank has received approval from the State of Connecticut Department of Banking to open a limited service branch (commercial banking office) in New Haven County, Connecticut at 2319 Whitney Avenue, Hamden, Connecticut.   The Bank also announced the hiring of three professionals to manage and initially staff the new office.

ITEM 9.01                      Financial Statements and Exhibits

(a)           Not applicable.
(b)           Not applicable.
(c)           Not applicable.
(d)           Exhibits

Exhibit 99.1	Press Release dated July 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2011	ROCKVILLE FINANCIAL, INC.
Registrant

By: /s John T. Lund
John T. Lund
Senior Vice President/
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1.	Press Release dated July 14, 2011